Exhibit 99.2

Supplemental Financial Information

Second Quarter 2020

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7
Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Investment portfolio	13-15
Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2019.

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Preface	PRIMERICA, INC. Financial Supplement

Second Quarter 2020

This document is a financial supplement to our second quarter 2020 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•

Operating adjustments exclude the impact of realized investment gains/losses, including credit impairments, and mark-to-market (MTM) investment adjustments.  We exclude realized investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations.

•

Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold.

•

IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO).  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,422,734	$2,471,745	$2,557,033	$2,617,685	$2,730,715	$2,626,043	$2,805,065
Securities held to maturity	970,390	1,036,110	1,087,790	1,140,250	1,184,370	1,237,270	1,278,580
Total investments and cash	3,393,124	3,507,855	3,644,823	3,757,935	3,915,085	3,863,313	4,083,645
Due from reinsurers	4,141,569	4,202,903	4,185,850	4,166,362	4,169,823	4,132,897	4,217,129
Deferred policy acquisition costs	2,133,920	2,181,741	2,238,315	2,281,560	2,325,750	2,346,656	2,434,462
Other assets	730,933	814,854	811,426	818,029	792,128	799,122	851,660
Separate account assets	2,195,501	2,368,760	2,437,291	2,427,852	2,485,745	2,128,924	2,377,654
Total assets	$12,595,047	$13,076,112	$13,317,706	$13,451,737	$13,688,531	$13,270,911	$13,964,549

Liabilities:
Future policy benefits	$6,168,157	$6,240,864	$6,314,403	$6,374,327	$6,446,569	$6,472,397	$6,567,169
Other policy liabilities	700,094	703,123	717,265	714,930	744,087	737,435	855,083
Income taxes	187,104	206,180	206,301	207,453	209,221	208,357	265,369
Other liabilities	486,772	561,709	551,689	565,894	563,931	554,014	574,425
Notes payable	373,661	373,755	373,848	373,942	374,037	374,131	374,226
Surplus note	969,685	1,035,421	1,087,117	1,139,592	1,183,728	1,236,644	1,277,970
Payable under securities lending	52,562	64,914	43,867	39,933	28,723	28,896	29,973
Separate account liabilities	2,195,501	2,368,760	2,437,291	2,427,852	2,485,745	2,128,924	2,377,654
Total liabilities	11,133,535	11,554,726	11,731,781	11,843,924	12,036,040	11,740,797	12,321,869

Stockholders’ equity:
Common stock ($0.01 par value) (1)	427	424	420	415	412	405	397
Paid-in capital	(0)	(0)	(0)	(0)	(0)	(0)	(0)
Retained earnings	1,489,520	1,506,944	1,537,537	1,553,286	1,593,281	1,565,803	1,569,689
Treasury stock	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	(7,370)	28,916	56,227	66,377	64,564	(1,318)	93,726
Cumulative translation adjustment	(21,064)	(14,897)	(8,258)	(12,265)	(5,765)	(34,776)	(21,132)
Total stockholders’ equity	1,461,513	1,521,387	1,585,926	1,607,813	1,652,492	1,530,114	1,642,680
Total liabilities and stockholders' equity	$12,595,047	$13,076,112	$13,317,706	$13,451,737	$13,688,531	$13,270,911	$13,964,549

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$1,461,513	$1,521,387	$1,585,926	$1,607,813	$1,652,492	$1,530,114	$1,642,680
Less: Net unrealized gains (losses)	(7,370)	28,916	56,227	66,377	64,564	(1,318)	93,726
Adjusted stockholders’ equity	$1,468,882	$1,492,471	$1,529,699	$1,541,436	$1,587,928	$1,531,431	$1,548,954

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,447,972	$1,468,882	$1,492,471	$1,529,699	$1,541,436	$1,587,928	$1,531,431
Net Income	86,541	79,166	97,446	96,223	93,557	72,469	101,510
Shareholder dividends	(10,856)	(14,628)	(14,517)	(14,324)	(14,162)	(16,530)	(16,083)
Retirement of shares and warrants	(43,338)	(60,288)	(57,117)	(70,679)	(44,137)	(95,676)	(86,513)
Net foreign currency translation adjustment	(15,765)	6,167	6,639	(4,007)	6,500	(29,011)	13,645
Other, net	4,328	13,171	4,778	4,524	4,734	12,252	4,964
Balance, end of period	$1,468,882	$1,492,471	$1,529,699	$1,541,436	$1,587,928	$1,531,431	$1,548,954

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$2,107,814	$2,133,920	$2,181,741	$2,238,315	$2,281,560	$2,325,750	$2,346,656
General expenses deferred	8,497	9,163	9,384	9,468	8,608	9,726	9,205
Commission costs deferred	96,697	98,196	100,498	100,913	97,538	104,793	120,967
Amortization of deferred policy acquisition costs	(66,184)	(64,628)	(58,762)	(63,883)	(67,279)	(70,311)	(53,177)
Foreign currency impact and other, net	(12,904)	5,091	5,455	(3,254)	5,322	(23,302)	10,812
Balance, end of period	$2,133,920	$2,181,741	$2,238,315	$2,281,560	$2,325,750	$2,346,656	$2,434,462

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	$/# Change	% Change	YTD 2019	YTD 2020	$/# Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	42,824,471	42,482,631	41,963,672	41,470,805	41,131,200	40,131,877	(2,350,754)	-5.5%	42,652,607	40,631,539	(2,021,068)	-4.7%

Net income	$79,166	$97,446	$96,223	$93,557	$72,469	$101,510	$4,065	4.2%	$176,611	$173,979	$(2,632)	-1.5%
Less income attributable to unvested participating securities	(401)	(428)	(415)	(402)	(310)	(437)	(9)	-2.2%	(835)	(747)	87	10.5%
Net income used in computing basic EPS	$78,765	$97,018	$95,808	$93,155	$72,159	$101,073	$4,055	4.2%	$175,777	$173,232	$(2,545)	-1.4%
Basic earnings per share	$1.84	$2.28	$2.28	$2.25	$1.75	$2.52	$0.23	10.3%	$4.12	$4.26	$0.14	3.5%

Adjusted net operating income	$75,303	$94,759	$95,592	$92,776	$85,047	$98,480	$3,721	3.9%	$170,062	$183,527	$13,465	7.9%
Less operating income attributable to unvested participating securities	(381)	(416)	(412)	(399)	(364)	(424)	(8)	-1.9%	(804)	(788)	15	1.9%
Adjusted net operating income used in computing basic operating EPS	$74,922	$94,343	$95,181	$92,377	$84,682	$98,056	$3,713	3.9%	$169,258	$182,739	$13,480	8.0%
Basic adjusted operating income per share	$1.75	$2.22	$2.27	$2.23	$2.06	$2.44	$0.22	10.0%	$3.97	$4.50	$0.53	13.3%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	42,824,471	42,482,631	41,963,672	41,470,805	41,131,200	40,131,877	(2,350,754)	-5.5%	42,652,607	40,631,539	(2,021,068)	-4.7%
Dilutive impact of contingently issuable shares	118,014	135,719	135,887	143,224	107,361	114,090	(21,629)	-15.9%	126,867	110,725	(16,142)	-12.7%
Shares used to calculate diluted EPS	42,942,485	42,618,350	42,099,559	41,614,029	41,238,561	40,245,967	(2,372,383)	-5.6%	42,779,474	40,742,264	(2,037,210)	-4.8%

Net income	$79,166	$97,446	$96,223	$93,557	$72,469	$101,510	$4,065	4.2%	$176,611	$173,979	$(2,632)	-1.5%
Less income attributable to unvested participating securities	(400)	(427)	(413)	(401)	(310)	(436)	(9)	-2.2%	(833)	(746)	87	10.4%
Net income used in computing diluted EPS	$78,766	$97,019	$95,809	$93,156	$72,159	$101,074	$4,055	4.2%	$175,779	$173,234	$(2,545)	-1.4%
Diluted earnings per share	$1.83	$2.28	$2.28	$2.24	$1.75	$2.51	$0.23	10.3%	$4.11	$4.25	$0.14	3.5%

Adjusted net operating income	$75,303	$94,759	$95,592	$92,776	$85,047	$98,480	$3,721	3.9%	$170,062	$183,527	$13,465	7.9%
Less operating income attributable to unvested participating securities	(381)	(415)	(411)	(398)	(364)	(423)	(8)	-2.0%	(802)	(786)	15	1.9%
Adjusted net operating income used in computing diluted operating EPS	$74,923	$94,344	$95,182	$92,379	$84,683	$98,057	$3,713	3.9%	$169,260	$182,741	$13,480	8.0%
Diluted adjusted operating income per share	$1.74	$2.21	$2.26	$2.22	$2.05	$2.44	$0.22	10.1%	$3.96	$4.49	$0.53	13.4%

													YOY Q2							YOY YTD
	Q1 2019		Q2 2019		Q3 2019		Q4 2019		Q1 2020		Q2 2020		$/# Change		% Change	YTD 2019		YTD 2020		$/# Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,491,450		$1,553,656		$1,596,869		$1,630,152		$1,591,303		$1,586,397		$32,741		2.1%	$1,522,553		$1,588,850		$66,297		4.4%
Average adjusted stockholders' equity	$1,480,676		$1,511,085		$1,535,567		$1,564,682		$1,559,680		$1,540,193		$29,108		1.9%	$1,495,881		$1,549,936		$54,056		3.6%

Net income return on stockholders' equity	21.2%		25.1%		24.1%		23.0%		18.2%		25.6%		0.5%		nm	23.2%		21.9%		-1.3%		nm
Net income return on adjusted stockholders' equity	21.4%		25.8%		25.1%		23.9%		18.6%		26.4%		0.6%		nm	23.6%		22.4%		-1.2%		nm

Adjusted net operating income return on adjusted stockholders' equity	20.3%		25.1%		24.9%		23.7%		21.8%		25.6%		0.5%		nm	22.7%		23.7%		0.9%		nm

Capital Structure
Debt-to-capital (1)	19.7%		19.1%		18.9%		18.5%		19.6%		18.6%		-0.5%		nm	19.1%		18.6%		-0.5%		nm

Cash and invested assets to stockholders' equity	2.3	x	2.3	x	2.3	x	2.4	x	2.5	x	2.5	x	0.2	x	nm	2.3	x	2.5	x	0.2	x	nm
Cash and invested assets to adjusted stockholders' equity	2.4	x	2.4	x	2.4	x	2.5	x	2.5	x	2.6	x	0.3	x	nm	2.4	x	2.6	x	0.3	x	nm

Share count, end of period (2)	42,398,643		42,008,450		41,491,998		41,206,504		40,459,767		39,667,002		(2,341,448)		-5.6%	42,008,450		39,667,002		(2,341,448)		-5.6%
Adjusted stockholders' equity per share	$35.20		$36.41		$37.15		$38.54		$37.85		$39.05		$2.63		7.2%	$36.41		$39.05		$2.63		7.2%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1		A1		nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-		A-		nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-		a-		nm		nm	nm		nm		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	$ Change	% Change	YTD 2019	YTD 2020	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$677,286	$687,262	$692,258	$697,060	$702,637	$717,088	$29,826	4.3%	$1,364,548	$1,419,725	$55,177	4.0%
Ceded premiums	(389,795)	(400,588)	(388,982)	(390,364)	(386,825)	(402,549)	(1,962)	-0.5%	(790,383)	(789,374)	1,009	0.1%
Net premiums	287,491	286,675	303,276	306,696	315,813	314,539	27,864	9.7%	574,166	630,351	56,186	9.8%
Net investment income	24,111	24,868	22,675	22,418	15,420	22,710	(2,158)	-8.7%	48,980	38,130	(10,849)	-22.2%
Commissions and fees:
Sales-based (1)	66,997	71,438	69,034	75,418	80,891	62,812	(8,626)	-12.1%	138,435	143,704	5,268	3.8%
Asset-based (2)	73,639	79,317	81,009	84,184	81,395	78,146	(1,171)	-1.5%	152,956	159,540	6,585	4.3%
Account-based (3)	19,613	19,897	20,449	20,598	20,204	20,478	581	2.9%	39,509	40,682	1,173	3.0%
Other commissions and fees	7,066	7,817	9,227	8,103	7,579	10,352	2,536	32.4%	14,883	17,931	3,048	20.5%
Realized investment (losses) gains	2,847	1,067	285	766	(10,030)	1,742	675	63.3%	3,914	(8,288)	(12,202)	nm
Other, net	13,223	13,825	14,698	13,778	13,665	15,036	1,210	8.8%	27,048	28,701	1,652	6.1%
Total revenues	494,988	504,903	520,654	531,959	524,936	525,815	20,912	4.1%	999,891	1,050,751	50,860	5.1%
Benefits and expenses:
Benefits and claims	122,284	115,068	128,684	127,784	134,813	139,646	24,578	21.4%	237,352	274,459	37,107	15.6%
Amortization of DAC	64,628	58,762	63,883	67,279	70,311	53,177	(5,585)	-9.5%	123,390	123,488	98	0.1%
Insurance commissions	5,619	5,829	6,980	6,624	6,844	6,333	504	8.6%	11,447	13,177	1,730	15.1%
Insurance expenses	43,402	44,569	44,854	45,991	48,709	43,753	(816)	-1.8%	87,972	92,463	4,491	5.1%
Sales commissions:
Sales-based (1)	47,831	50,679	48,652	52,529	56,561	44,834	(5,844)	-11.5%	98,509	101,395	2,886	2.9%
Asset-based (2)	32,343	35,665	35,875	37,772	36,323	35,673	8	nm	68,008	71,996	3,988	5.9%
Other sales commissions	3,626	3,755	4,535	3,937	3,723	4,985	1,230	32.8%	7,381	8,708	1,327	18.0%
Interest expense	7,180	7,201	7,209	7,222	7,192	7,200	(0)	nm	14,381	14,392	12	0.1%
Other operating expenses	65,706	55,917	54,844	60,676	65,914	56,152	235	0.4%	121,623	122,066	443	0.4%
Total benefits and expenses	392,619	377,444	395,515	409,815	430,391	391,753	14,309	3.8%	770,063	822,144	52,081	6.8%
Income before income taxes	102,368	127,459	125,138	122,145	94,546	134,062	6,602	5.2%	229,828	228,608	(1,220)	-0.5%
Income taxes	23,203	30,014	28,916	28,588	22,077	32,552	2,538	8.5%	53,217	54,628	1,412	2.7%
Net income	$79,166	$97,446	$96,223	$93,557	$72,469	$101,510	$4,065	4.2%	$176,611	$173,979	$(2,632)	-1.5%

Income Before Income Taxes by Segment
Term Life	$70,339	$83,999	$83,761	$81,995	$82,892	$94,903	$10,904	13.0%	$154,337	$177,795	$23,457	15.2%
Investment & Savings Products	42,684	47,343	48,794	52,991	47,700	46,859	(484)	-1.0%	90,027	94,559	4,533	5.0%
Corporate & Other Distributed Products	(10,654)	(3,882)	(7,416)	(12,841)	(36,046)	(7,700)	(3,818)	-98.4%	(14,536)	(43,746)	(29,210)	nm
Income before income taxes	$102,368	$127,459	$125,138	$122,145	$94,546	$134,062	$6,602	5.2%	$229,828	$228,608	$(1,220)	-0.5%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)	Account-based - revenues relating to the fee generating client accounts we administer.

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Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	$ Change	% Change	YTD 2019	YTD 2020	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$670,755	$681,004	$685,539	$691,546	$696,564	$711,188	$30,184	4.4%	$1,351,759	$1,407,751	$55,992	4.1%
Less: Premiums ceded to IPO Coinsurers	276,150	272,596	267,856	264,786	260,076	257,529	(15,068)	-5.5%	548,747	517,605	(31,142)	-5.7%
Term Life adjusted direct premiums	$394,605	$408,408	$417,683	$426,761	$436,488	$453,659	$45,251	11.1%	$803,013	$890,147	$87,134	10.9%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(388,100)	$(398,927)	$(387,120)	$(388,237)	$(385,232)	$(400,919)	$(1,992)	-0.5%	$(787,027)	$(786,151)	$876	0.1%
Less: Premiums ceded to IPO Coinsurers	(276,150)	(272,596)	(267,856)	(264,786)	(260,076)	(257,529)	15,068	5.5%	(548,747)	(517,605)	31,142	5.7%
Term Life other ceded premiums	$(111,950)	$(126,330)	$(119,264)	$(123,451)	$(125,156)	$(143,390)	$(17,060)	-13.5%	$(238,280)	$(268,546)	$(30,266)	-12.7%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$24,111	$24,868	$22,675	$22,418	$15,420	$22,710	$(2,158)	-8.7%	$48,980	$38,130	$(10,849)	-22.2%
Less: MTM investment adjustments	2,147	2,447	534	254	(6,379)	2,259	nm	nm	4,594	(4,120)	nm	nm
Adjusted net investment income	$21,964	$22,421	$22,141	$22,165	$21,799	$20,451	$(1,970)	-8.8%	$44,385	$42,250	$(2,135)	-4.8%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$494,988	$504,903	$520,654	$531,959	$524,936	$525,815	$20,912	4.1%	$999,891	$1,050,751	$50,860	5.1%
Less: Realized investment gains/(losses)	2,847	1,067	285	766	(10,030)	1,742	nm	nm	3,914	(8,288)	nm	nm
Less: MTM investment adjustments	2,147	2,447	534	254	(6,379)	2,259	nm	nm	4,594	(4,120)	nm	nm
Adjusted operating revenues	$489,993	$501,389	$519,834	$530,940	$541,346	$521,813	$20,424	4.1%	$991,382	$1,063,159	$71,777	7.2%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$102,368	$127,459	$125,138	$122,145	$94,546	$134,062	$6,602	5.2%	$229,828	$228,608	$(1,220)	-0.5%
Less: Realized investment gains/(losses)	2,847	1,067	285	766	(10,030)	1,742	nm	nm	3,914	(8,288)	nm	nm
Less: MTM investment adjustments	2,147	2,447	534	254	(6,379)	2,259	nm	nm	4,594	(4,120)	nm	nm
Adjusted operating income before income taxes	$97,374	$123,945	$124,319	$121,125	$110,955	$130,060	$6,115	4.9%	$221,319	$241,015	$19,696	8.9%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$79,166	$97,446	$96,223	$93,557	$72,469	$101,510	$4,065	4.2%	$176,611	$173,979	$(2,632)	-1.5%
Less: Income before income taxes reconciling items	4,994	3,514	819	1,019	(16,409)	4,002	nm	nm	8,509	(12,408)	nm	nm
Less: Tax impact of income before income taxes reconciling items	(1,132)	(828)	(189)	(239)	3,832	(972)	nm	nm	(1,960)	2,860	nm	nm
Adjusted net operating income	$75,303	$94,759	$95,592	$92,776	$85,047	$98,480	$3,721	3.9%	$170,062	$183,527	$13,465	7.9%

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	$ Change	% Change	YTD 2019	YTD 2020	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$670,755	$681,004	$685,539	$691,546	$696,564	$711,188	$30,184	4.4%	$1,351,759	$1,407,751	$55,992	4.1%
Premiums ceded to IPO coinsurers (1)	(276,150)	(272,596)	(267,856)	(264,786)	(260,076)	(257,529)	15,068	5.5%	(548,747)	(517,605)	31,142	5.7%
Adjusted direct premiums (2)	394,605	408,408	417,683	426,761	436,488	453,659	45,251	11.1%	803,013	890,147	87,134	10.9%
Other ceded premiums (3)	(111,950)	(126,330)	(119,264)	(123,451)	(125,156)	(143,390)	(17,060)	-13.5%	(238,280)	(268,546)	(30,266)	-12.7%
Net premiums	282,655	282,077	298,419	303,310	311,332	310,269	28,192	10.0%	564,732	621,601	56,868	10.1%
Allocated net investment income	4,444	4,736	5,123	5,619	6,246	6,538	1,802	38.0%	9,180	12,785	3,605	39.3%
Other, net	9,744	10,055	10,985	10,063	10,168	11,426	1,370	13.6%	19,800	21,594	1,794	9.1%
Revenues	296,843	296,869	314,527	318,992	327,747	328,233	31,364	10.6%	593,712	655,979	62,267	10.5%

Benefits and expenses:
Benefits and claims	118,443	111,480	122,751	122,657	128,563	135,409	23,929	21.5%	229,923	263,973	34,050	14.8%
Amortization of DAC	64,066	56,179	61,548	66,918	65,840	52,730	(3,449)	-6.1%	120,245	118,571	(1,674)	-1.4%
Insurance commissions	2,163	2,298	3,311	3,009	3,286	2,884	586	25.5%	4,461	6,169	1,708	38.3%
Insurance expenses	41,832	42,914	43,157	44,413	47,165	42,306	(607)	-1.4%	84,746	89,472	4,726	5.6%
Benefits and expenses	226,504	212,870	230,766	236,997	244,855	233,330	20,459	9.6%	439,375	478,185	38,810	8.8%
Income before income taxes	$70,339	$83,999	$83,761	$81,995	$82,892	$94,903	$10,904	13.0%	$154,337	$177,795	$23,457	15.2%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$66,997	$71,438	$69,034	$75,418	$80,891	$62,812	$(8,626)	-12.1%	$138,435	$143,704	$5,268	3.8%
Asset-based	73,639	79,317	81,009	84,184	81,395	78,146	(1,171)	-1.5%	152,956	159,540	6,585	4.3%
Account-based	19,613	19,897	20,449	20,598	20,204	20,478	581	2.9%	39,509	40,682	1,173	3.0%
Other, net	2,423	2,434	2,661	2,500	2,542	2,745	311	12.8%	4,856	5,287	431	8.9%
Revenues	162,671	173,085	173,153	182,699	185,033	164,180	(8,905)	-5.1%	335,757	349,213	13,457	4.0%

Benefits and expenses:
Amortization of DAC	477	2,101	2,044	(74)	4,305	100	(2,000)	-95.2%	2,578	4,405	1,827	70.9%
Insurance commissions	3,025	3,155	3,257	3,297	3,201	3,106	(50)	-1.6%	6,180	6,307	127	2.1%
Sales commissions:
Sales-based	47,831	50,679	48,652	52,529	56,561	44,834	(5,844)	-11.5%	98,509	101,395	2,886	2.9%
Asset-based	32,343	35,665	35,875	37,772	36,323	35,673	8	nm	68,008	71,996	3,988	5.9%
Other operating expenses	36,312	34,143	34,530	36,182	36,942	33,608	(535)	-1.6%	70,455	70,551	95	0.1%
Benefits and expenses	119,988	125,742	124,359	129,707	137,332	117,321	(8,421)	-6.7%	245,730	254,654	8,924	3.6%
Income before income taxes	$42,684	$47,343	$48,794	$52,991	$47,700	$46,859	$(484)	-1.0%	$90,027	$94,559	$4,533	5.0%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$6,531	$6,258	$6,719	$5,514	$6,074	$5,900	$(358)	-5.7%	$12,789	$11,974	$(815)	-6.4%
Ceded premiums	(1,695)	(1,661)	(1,862)	(2,128)	(1,593)	(1,631)	30	1.8%	(3,356)	(3,224)	132	3.9%
Net premiums	4,836	4,597	4,858	3,386	4,480	4,270	(327)	-7.1%	9,433	8,750	(683)	-7.2%
Allocated net investment income	17,521	17,684	17,018	16,545	15,553	13,913	(3,772)	-21.3%	35,205	29,466	(5,740)	-16.3%
Commissions and fees:
Prepaid Legal Services	3,737	4,159	4,776	3,905	3,829	4,557	398	9.6%	7,896	8,386	490	6.2%
Auto and Homeowners Insurance	1,500	1,877	2,165	1,766	1,672	2,263	386	20.6%	3,377	3,935	558	16.5%
Other sales commissions	1,829	1,781	2,286	2,432	2,077	3,533	1,752	98.4%	3,610	5,610	2,000	55.4%
Other, net	1,056	1,336	1,052	1,215	954	865	(471)	-35.3%	2,393	1,820	(573)	-23.9%
Adjusted operating revenues	30,479	31,435	32,154	29,250	28,566	29,400	(2,034)	-6.5%	61,914	57,967	(3,947)	-6.4%

Benefits and expenses:
Benefits and claims	3,842	3,588	5,933	5,127	6,249	4,236	649	18.1%	7,430	10,486	3,056	41.1%
Amortization of DAC	85	482	291	434	166	346	(136)	-28.2%	567	512	(55)	-9.7%
Insurance commissions	431	376	411	318	357	343	(33)	-8.7%	806	701	(106)	-13.1%
Insurance expenses	1,570	1,656	1,697	1,578	1,544	1,447	(209)	-12.6%	3,226	2,991	(235)	-7.3%
Sales commissions	3,626	3,755	4,535	3,937	3,723	4,985	1,230	32.8%	7,381	8,708	1,327	18.0%
Interest expense	7,180	7,201	7,209	7,222	7,192	7,200	(0)	nm	14,381	14,392	12	0.1%
Other operating expenses	29,394	21,774	20,314	24,494	28,972	22,544	770	3.5%	51,168	51,516	348	0.7%
Benefits and expenses	46,127	38,831	40,390	43,110	48,203	41,102	2,271	5.8%	84,958	89,305	4,347	5.1%
Adjusted operating income before income taxes	$(15,648)	$(7,396)	$(8,236)	$(13,861)	$(19,637)	$(11,702)	$(4,305)	-58.2%	$(23,045)	$(31,339)	$(8,294)	-36.0%

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	$ Change	% Change	YTD 2019	YTD 2020	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$670,755	$681,004	$685,539	$691,546	$696,564	$711,188	$30,184	4.4%	$1,351,759	$1,407,751	$55,992	4.1%
Premiums ceded to IPO coinsurers (1)	(276,150)	(272,596)	(267,856)	(264,786)	(260,076)	(257,529)	15,068	5.5%	(548,747)	(517,605)	31,142	5.7%
Adjusted direct premiums (2)	394,605	408,408	417,683	426,761	436,488	453,659	45,251	11.1%	803,013	890,147	87,134	10.9%
Other ceded premiums (3)	(111,950)	(126,330)	(119,264)	(123,451)	(125,156)	(143,390)	(17,060)	-13.5%	(238,280)	(268,546)	(30,266)	-12.7%
Net premiums	282,655	282,077	298,419	303,310	311,332	310,269	28,192	10.0%	564,732	621,601	56,868	10.1%
Allocated net investment income	4,444	4,736	5,123	5,619	6,246	6,538	1,802	38.0%	9,180	12,785	3,605	39.3%
Other, net	9,744	10,055	10,985	10,063	10,168	11,426	1,370	13.6%	19,800	21,594	1,794	9.1%
Revenues	296,843	296,869	314,527	318,992	327,747	328,233	31,364	10.6%	593,712	655,979	62,267	10.5%

Benefits and expenses:
Benefits and claims	118,443	111,480	122,751	122,657	128,563	135,409	23,929	21.5%	229,923	263,973	34,050	14.8%
Amortization of DAC	64,066	56,179	61,548	66,918	65,840	52,730	(3,449)	-6.1%	120,245	118,571	(1,674)	-1.4%
Insurance commissions	2,163	2,298	3,311	3,009	3,286	2,884	586	25.5%	4,461	6,169	1,708	38.3%
Insurance expenses	41,832	42,914	43,157	44,413	47,165	42,306	(607)	-1.4%	84,746	89,472	4,726	5.6%
Benefits and expenses	226,504	212,870	230,766	236,997	244,855	233,330	20,459	9.6%	439,375	478,185	38,810	8.8%
Income before income taxes	$70,339	$83,999	$83,761	$81,995	$82,892	$94,903	$10,904	13.0%	$154,337	$177,795	$23,457	15.2%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$300,708	$312,436	$320,424	$327,939	$336,921	$352,353	$39,917	12.8%	$613,144	$689,273	$76,129	12.4%
Pre-IPO direct premiums (5)	370,047	368,568	365,115	363,607	359,643	358,835	(9,733)	-2.6%	738,615	718,478	(20,137)	-2.7%
Total direct premiums	$670,755	$681,004	$685,539	$691,546	$696,564	$711,188	$30,184	4.4%	$1,351,759	$1,407,751	$55,992	4.1%

Premiums ceded to IPO coinsurers	$276,150	$272,596	$267,856	$264,786	$260,076	$257,529	$(15,068)	-5.5%	$548,747	$517,605	$(31,142)	-5.7%
% of Pre-IPO direct premiums	74.6%	74.0%	73.4%	72.8%	72.3%	71.8%	nm	nm	74.3%	72.0%	nm	nm

Benefits and claims, net (6)	$230,392	$237,810	$242,016	$246,108	$253,719	$278,799	$40,989	17.2%	$468,203	$532,519	$64,316	13.7%
% of adjusted direct premiums	58.4%	58.2%	57.9%	57.7%	58.1%	61.5%	nm	nm	58.3%	59.8%	nm	nm

DAC amortization & insurance commissions	$66,229	$58,477	$64,858	$69,927	$69,126	$55,614	$(2,863)	-4.9%	$124,706	$124,740	$34	nm
% of adjusted direct premiums	16.8%	14.3%	15.5%	16.4%	15.8%	12.3%	nm	nm	15.5%	14.0%	nm	nm

Insurance expenses, net (7)	$32,088	$32,858	$32,171	$34,351	$36,997	$30,881	$(1,978)	-6.0%	$64,946	$67,878	$2,932	4.5%
% of adjusted direct premiums	8.1%	8.0%	7.7%	8.0%	8.5%	6.8%	nm	nm	8.1%	7.6%	nm	nm

Total Term Life income before income taxes	$70,339	$83,999	$83,761	$81,995	$82,892	$94,903	$10,904	13.0%	$154,337	$177,795	$23,457	15.2%
Term Life operating margin (8)	17.8%	20.6%	20.1%	19.2%	19.0%	20.9%	nm	nm	19.2%	20.0%	nm	nm

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)	Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)	Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT.
(7)	Insurance expenses, net - insurance expenses net of other, net revenues.
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	$/# Change	% Change	YTD 2019	YTD 2020	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	130,736	129,821	129,550	130,871	130,522	130,095	274	0.2%	130,736	130,522	(214)	-0.2%
New life-licensed representatives	10,065	10,919	12,682	11,073	10,599	12,250	1,331	12.2%	20,984	22,849	1,865	8.9%
Non-renewal and terminated representatives	(10,980)	(11,190)	(11,361)	(11,422)	(11,026)	(8,188)	3,002	26.8%	(22,170)	(19,214)	2,956	13.3%
Life-insurance licensed sales force, end of period	129,821	129,550	130,871	130,522	130,095	134,157	4,607	3.6%	129,550	134,157	4,607	3.6%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$54.1	$65.8	$63.1	$61.8	$61.5	$77.7	$11.9	18.0%	$120.0	$139.2	$19.2	16.0%
Additions and increases in premium	13.8	15.8	15.1	15.4	15.0	17.8	2.0	12.8%	29.7	32.8	3.2	10.7%
Total estimated annualized issued term life premium	$68.0	$81.6	$78.2	$77.2	$76.5	$95.5	$13.9	17.0%	$149.6	$172.0	$22.4	15.0%

Issued term life policies	64,242	78,664	73,434	71,469	71,318	94,044	15,380	19.6%	142,906	165,362	22,456	15.7%
Estimated average annualized issued term life premium per policy (1)(2)	$843	$837	$859	$864	$863	$826	$(11)	-1.3%	$840	$842	$2	0.3%

Term life face amount in-force, beginning of period ($mills)	$781,041	$785,552	$796,376	$801,494	$808,262	$804,512	$18,960	2.4%	$781,041	$808,262	$27,221	3.5%
Issued term life face amount (3)	20,925	25,300	24,087	23,682	23,221	27,754	2,454	9.7%	46,225	50,975	4,750	10.3%
Terminated term life face amount	(18,383)	(16,512)	(17,740)	(18,884)	(18,294)	(14,315)	2,197	13.3%	(34,895)	(32,609)	2,286	6.6%
Foreign currency impact, net	1,969	2,036	(1,228)	1,970	(8,676)	4,046	2,010	98.7%	4,005	(4,630)	(8,635)	nm
Term life face amount in-force, end of period	$785,552	$796,376	$801,494	$808,262	$804,512	$821,998	$25,622	3.2%	$796,376	$821,998	$25,622	3.2%

(1)     Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)     In whole dollars.

(3)     Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	$ Change	% Change	YTD 2019	YTD 2020	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$66,997	$71,438	$69,034	$75,418	$80,891	$62,812	$(8,626)	-12.1%	$138,435	$143,704	$5,268	3.8%
Asset-based	73,639	79,317	81,009	84,184	81,395	78,146	(1,171)	-1.5%	152,956	159,540	6,585	4.3%
Account-based	19,613	19,897	20,449	20,598	20,204	20,478	581	2.9%	39,509	40,682	1,173	3.0%
Other, net	2,423	2,434	2,661	2,500	2,542	2,745	311	12.8%	4,856	5,287	431	8.9%
Revenues	162,671	173,085	173,153	182,699	185,033	164,180	(8,905)	-5.1%	335,757	349,213	13,457	4.0%

Benefits and expenses:
Amortization of DAC	477	2,101	2,044	(74)	4,305	100	(2,000)	-95.2%	2,578	4,405	1,827	70.9%
Insurance commissions	3,025	3,155	3,257	3,297	3,201	3,106	(50)	-1.6%	6,180	6,307	127	2.1%
Sales commissions:
Sales-based	47,831	50,679	48,652	52,529	56,561	44,834	(5,844)	-11.5%	98,509	101,395	2,886	2.9%
Asset-based	32,343	35,665	35,875	37,772	36,323	35,673	8	nm	68,008	71,996	3,988	5.9%
Other operating expenses	36,312	34,143	34,530	36,182	36,942	33,608	(535)	-1.6%	70,455	70,551	95	0.1%
Benefits and expenses	119,988	125,742	124,359	129,707	137,332	117,321	(8,421)	-6.7%	245,730	254,654	8,924	3.6%
Income before income taxes	$42,684	$47,343	$48,794	$52,991	$47,700	$46,859	$(484)	-1.0%	$90,027	$94,559	$4,533	5.0%

Financial Analysis

Fees paid based on client asset values (1)	$5,898	$5,705	$6,225	$6,169	$5,990	$5,712	$7	0.1%	$11,603	$11,702	$99	0.9%
Fees paid based on fee-generating positions (2)	11,159	9,658	9,354	9,648	10,248	9,094	(565)	-5.8%	20,818	19,342	(1,475)	-7.1%
Other operating expenses	19,254	18,780	18,951	20,365	20,704	18,803	23	0.1%	38,035	39,507	1,472	3.9%
Total other operating expenses	$36,312	$34,143	$34,530	$36,182	$36,942	$33,608	$(535)	-1.6%	$70,455	$70,551	$95	0.1%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.33%	1.29%	1.31%	1.41%	1.34%	1.33%	nm	nm	1.31%	1.33%	nm	nm
Canada	1.00%	0.97%	0.96%	0.94%	1.06%	0.87%	nm	nm	0.99%	0.99%	nm	nm
Total	1.28%	1.25%	1.27%	1.35%	1.30%	1.27%	nm	nm	1.26%	1.29%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.036%	0.038%	0.038%	0.039%	0.038%	0.037%	nm	nm	0.074%	0.075%	nm	nm
Canada	0.136%	0.120%	0.121%	0.138%	0.098%	0.133%	nm	nm	0.255%	0.230%	nm	nm
Total	0.052%	0.051%	0.051%	0.054%	0.047%	0.052%	nm	nm	0.103%	0.099%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$3.20	$3.88	$4.18	$4.10	$3.70	$4.19	nm	nm	$7.09	$7.89	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)

Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)	In whole dollars.

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	$/# Change	% Change	YTD 2019	YTD 2020	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$710.2	$855.9	$829.7	$831.9	$921.0	$758.4	$(97.5)	-11.4%	$1,566.1	$1,679.4	$113.2	7.2%
Canada Retail Mutual Funds	244.1	199.7	184.9	199.0	280.9	165.2	(34.4)	-17.2%	443.8	446.1	2.4	0.5%
Indexed Annuities	81.0	88.2	75.0	76.3	72.2	48.4	(39.8)	-45.1%	169.1	120.6	(48.6)	-28.7%
Variable Annuities and other	465.8	514.2	512.8	583.7	600.6	440.5	(73.8)	-14.3%	980.1	1,041.0	61.0	6.2%
Total sales-based revenue generating product sales	1,501.1	1,658.0	1,602.4	1,691.0	1,874.7	1,412.5	(245.5)	-14.8%	3,159.1	3,287.1	128.0	4.1%
Managed Accounts	161.6	203.5	176.9	197.4	246.2	200.1	(3.4)	-1.7%	365.1	446.3	81.2	22.2%
Segregated Funds and other	94.3	76.0	76.4	94.6	124.8	73.9	(2.0)	-2.7%	170.3	198.7	28.4	16.7%
Total product sales	$1,757.0	$1,937.4	$1,855.7	$1,983.0	$2,245.7	$1,686.5	$(251.0)	-13.0%	$3,694.5	$3,932.1	$237.7	6.4%

Canada Retail Mutual Funds	$244.1	$199.7	$184.9	$199.0	$280.9	$165.2	$(34.4)	-17.2%	$443.8	$446.1	$2.4	0.5%
Segregated Funds and other	94.3	76.0	76.4	94.6	124.8	73.9	(2.0)	-2.7%	170.3	198.7	28.4	16.7%
Total Canada product sales	338.4	275.6	261.3	293.6	405.7	239.2	(36.5)	-13.2%	614.0	644.8	30.8	5.0%
Total U.S. product sales	1,418.6	1,661.8	1,594.4	1,689.4	1,840.0	1,447.3	(214.5)	-12.9%	3,080.5	3,287.3	206.8	6.7%
Total product sales	$1,757.0	$1,937.4	$1,855.7	$1,983.0	$2,245.7	$1,686.5	$(251.0)	-13.0%	$3,694.5	$3,932.1	$237.7	6.4%

Client asset values, beginning of period ($mills)	$57,704	$63,602	$65,878	$66,222	$70,537	$59,036	$(4,566)	-7.2%	$57,704	$70,537	$12,833	22.2%
Inflows	1,757	1,937	1,856	1,983	2,246	1,686	(251)	-13.0%	3,694	3,932	238	6.4%
Outflows (1)	(1,530)	(1,633)	(1,669)	(1,596)	(1,703)	(1,074)	559	34.2%	(3,163)	(2,777)	386	12.2%
Net flows	227	305	186	387	543	613	308	101.1%	531	1,155	624	nm
Foreign currency impact, net	201	225	(136)	217	(978)	404	179	79.4%	426	(575)	(1,001)	nm
Change in market value, net and other (2)	5,470	1,746	294	3,710	(11,065)	8,171	6,426	nm	7,216	(2,894)	(10,110)	nm
Client asset values, end of period	$63,602	$65,878	$66,222	$70,537	$59,036	$68,224	$2,346	3.6%	$65,878	$68,224	$2,346	3.6%
Annualized net flows as % of beginning of period asset values	1.6%	1.9%	1.1%	2.3%	3.1%	4.2%	2.2%	nm	1.8%	3.3%	1.4%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$30,266	$31,744	$32,521	$33,658	$32,693	$31,586	$(157)	-0.5%	$31,005	$32,140	$1,134	3.7%
Canada Retail Mutual Funds	7,390	7,795	7,991	8,218	7,950	7,573	(222)	-2.9%	7,593	7,761	169	2.2%
Managed Accounts	3,241	3,455	3,652	3,901	3,905	3,871	416	12.0%	3,348	3,888	540	16.1%
Indexed Annuities	2,182	2,247	2,296	2,342	2,389	2,427	180	8.0%	2,215	2,408	194	8.7%
Variable Annuities and other	16,057	16,807	17,114	17,661	17,292	16,890	83	0.5%	16,432	17,091	659	4.0%
Segregated Funds	2,314	2,378	2,428	2,455	2,366	2,291	(87)	-3.6%	2,346	2,328	(17)	-0.7%
Total	$61,451	$64,426	$66,002	$68,236	$66,595	$64,638	$213	0.3%	$62,938	$65,617	$2,678	4.3%

Canada Retail Mutual Funds	$7,390	$7,795	$7,991	$8,218	$7,950	$7,573	$(222)	-2.9%	$7,593	$7,761	$169	2.2%
Segregated Funds	2,314	2,378	2,428	2,455	2,366	2,291	(87)	-3.6%	2,346	2,328	(17)	-0.7%
Total Canada average client assets	9,704	10,173	10,418	10,674	10,316	9,864	(309)	-3.0%	9,938	10,090	152	1.5%
Total U.S. average client assets	51,747	54,253	55,583	57,563	56,279	54,775	522	1.0%	53,000	55,527	2,527	4.8%
Total average client assets	$61,451	$64,426	$66,002	$68,236	$66,595	$64,638	$213	0.3%	$62,938	$65,617	$2,678	4.3%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	1,998	1,996	2,007	2,020	2,031	2,048	51	2.6%	1,997	2,039	42	2.1%
Recordkeeping only	641	641	646	650	658	671	30	4.7%	641	665	24	3.7%
Total	2,639	2,637	2,653	2,670	2,689	2,718	82	3.1%	2,638	2,704	66	2.5%

(1)

Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses.
(3)

Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended June 30, 2020
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$360,351	$360,351	$-	13.0%	13.6%

Fixed Income:
Treasury	25,652	24,547	1,105	0.9%	0.9%	2.25%	AAA
Government	253,960	237,005	16,954	9.2%	8.9%	3.00%	AA-
Tax-Exempt Municipal	30,469	28,459	2,010	1.1%	1.1%	3.39%	AA
Public Corporate	1,388,243	1,310,590	77,653	50.1%	49.4%	3.79%	BBB+
Mortgage Backed	328,533	316,131	12,401	11.8%	11.9%	2.78%	AAA
Asset Backed	79,670	80,346	(676)	2.9%	3.0%	3.13%	AA
CMBS	122,044	117,355	4,690	4.4%	4.4%	3.20%	AA+
Private	145,733	139,992	5,741	5.3%	5.3%	4.54%	BBB-
Redeemable Preferred	5,251	5,447	(197)	0.2%	0.2%	5.47%	BBB
Total Fixed Income	2,379,553	2,259,873	119,680	85.8%	85.2%	3.54%	A

Equities:
Perpetual Preferred	12,569	12,569	-	0.5%	0.5%
Common Stock	16,039	16,039	-	0.6%	0.6%
Mutual Fund	5,066	5,066	-	0.2%	0.2%
Other	16	16	-	0.0%	0.0%
Total Equities	33,689	33,689	-	1.2%	1.3%

Total Invested Assets	$2,773,594	$2,653,913	$119,680	100.0%	100.0%

Public Corporate Portfolio by Sector

Consumer Non Cyclical	$182,866	$170,337	$12,529	13.2%	13.0%
Energy	151,692	144,290	7,401	10.9%	11.0%
Banking	142,383	136,291	6,092	10.3%	10.4%
Reits	122,993	117,342	5,651	8.9%	9.0%
Insurance	118,308	110,293	8,015	8.5%	8.4%
Technology	117,980	109,730	8,250	8.5%	8.4%
Consumer Cyclical	102,388	96,810	5,578	7.4%	7.4%
Capital Goods	80,456	77,463	2,993	5.8%	5.9%
Communications	75,400	69,144	6,256	5.4%	5.3%
Electric	72,283	66,642	5,641	5.2%	5.1%
Basic Industry	69,421	65,524	3,896	5.0%	5.0%
Transportation	69,254	68,574	680	5.0%	5.2%
Brokerage	40,918	37,759	3,159	2.9%	2.9%
Finance Companies	20,033	19,604	429	1.4%	1.5%
Industrial Other	11,049	10,510	539	0.8%	0.8%
Natural Gas	6,194	5,826	368	0.4%	0.4%
Financial Other	3,514	3,451	63	0.3%	0.3%
Utility Other	1,110	998	112	0.1%	0.1%
Total Corporate portfolio	$1,388,243	$1,310,590	$77,653	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
1-2 Yrs.	$283,000	$277,216	$5,785	11.9%	12.3%	3.29%
2-5 Yrs.	1,003,894	952,578	51,316	42.2%	42.2%	3.54%
5-10 Yrs.	647,022	604,741	42,281	27.2%	26.8%	3.70%
> 10 Yrs.	267,099	248,329	18,770	11.2%	11.0%	3.68%
Total Fixed Income	$2,379,553	$2,259,873	$119,680	100.0%	100.0%	3.54%

Duration

Fixed Income portfolio duration	4.1	years

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of June 30, 2020	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$486,515	21.5%
AA	263,032	11.6%
A	504,864	22.3%
BBB	912,446	40.4%
Below Investment Grade	89,929	4.0%
NA	3,085	0.1%
Total Fixed Income	$2,259,873	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$11,395	0.9%	AAA	$-	—
AA	73,445	5.6%	AA	813	0.6%
A	376,690	28.7%	A	10,815	7.7%
BBB	777,449	59.3%	BBB	112,420	80.3%
Below Investment Grade	70,604	5.4%	Below Investment Grade	15,944	11.4%
NA	1,006	0.1%	NA	-	—
Total Corporate	$1,310,590	100.0%	Total Private	$139,992	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$92,769	79.0%	AAA	$276,530	87.5%
AA	-	—	AA	28,514	9.0%
A	23,253	19.8%	A	10,704	3.4%
BBB	1,002	0.9%	BBB	188	0.1%
Below Investment Grade	332	0.3%	Below Investment Grade	155	0.0%
NA	-	—	NA	40	0.0%
Total CMBS	$117,355	100.0%	Total Mortgage-Backed	$316,131	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$41,960	52.2%	AAA	$60,316	23.1%
AA	5,888	7.3%	AA	134,875	51.6%
A	25,461	31.7%	A	55,994	21.4%
BBB	4,998	6.2%	BBB	7,473	2.9%
Below Investment Grade	-	—	Below Investment Grade	2,894	1.1%
NA	2,039	2.5%	NA	0	0.0%
Total Asset-Backed	$80,346	100.0%	Total Treasury & Government	$261,552	100.0%

NAIC Designations

1	$931,920	50.6%
2	826,433	44.9%
3	69,297	3.8%
4	9,907	0.5%
5	2,487	0.1%
6	219	0.0%	`
U.S. Insurer Fixed Income (2)	1,840,263	100.0%
Other (3)	453,299
Cash and cash equivalents	360,351
Total Invested Assets	$2,653,913

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

							YOY Q2
(Dollars in thousands)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$20,333	$20,345	$20,380	$20,772	$20,784	$20,213	$(133)	-0.7%
Fixed-maturity securities (held-to-maturity)	10,674	11,769	12,769	13,113	13,472	14,074	2,305	19.6%
Equity Securities	487	446	448	464	451	461	15	3.4%
Deposit asset underlying 10% reinsurance treaty	1,755	2,141	2,105	2,046	1,830	1,394	(747)	-34.9%
Deposit asset - Mark to Market	2,147	2,447	534	254	(6,379)	2,259	(188)	-7.7%
Policy loans and other invested assets	467	299	234	215	189	541	242	81.0%
Cash & cash equivalents	1,056	1,414	1,191	950	843	143	(1,271)	-89.9%
Total investment income	36,919	38,862	37,661	37,814	31,190	39,085	223	0.6%
Investment expenses	2,134	2,225	2,217	2,283	2,298	2,300	75	3.4%
Interest Expense on Surplus Note	10,674	11,769	12,769	13,113	13,472	14,074	2,305	19.6%
Net investment income	$24,111	$24,868	$22,675	$22,418	$15,420	$22,710	$(2,157)	-8.7%
Fixed income book yield, end of period	3.85%	3.74%	3.65%	3.54%	3.55%	3.54%
New money yield	3.56%	3.10%	2.73%	2.73%	3.25%	3.14%

							YOY Q2
	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	21.4%	20.9%	23.0%	24.0%	22.9%	21.5%	0.7%
AA	10.9%	11.3%	11.0%	11.7%	12.1%	11.6%	0.3%
A	22.9%	22.9%	22.1%	23.4%	22.9%	22.3%	-0.6%
BBB	41.8%	41.8%	41.0%	38.2%	38.9%	40.4%	-1.4%
Below Investment Grade	2.9%	3.0%	2.8%	2.6%	3.1%	4.0%	1.0%
NA	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	-

Average rating by amortized cost	A	A	A	A	A	A

		As of June 30, 2020				As of June 30, 2020			As of June 30, 2020
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$20,655	$19,825	AAA	Canada	$66,554	$62,419	AAA	$3,323	$3,251
2	Province of Ontario Canada	18,396	17,336	A+	United Kingdom	44,589	42,564	AA	13,186	12,710
3	Province of Quebec Canada	15,248	13,718	AA-	Australia	43,273	40,768	A	8,780	8,320
4	Province of New Brunswick Canada	11,879	10,997	A+	Switzerland	15,336	14,919	BBB	6,678	6,032
5	Wells Fargo & Co	11,716	11,730	A-	Ireland	13,477	13,084	Below Investment Grade	2,890	2,894
6	Province of Alberta Canada	11,551	10,648	A+	France	13,393	12,769	NA	—	—
7	Williams Cos Inc/The	11,290	10,926	BBB	Bermuda	13,199	12,630	Total	$34,856	$33,207
8	Cigna Corp	10,573	9,889	A-	Germany	11,318	10,942
9	Province of British Columbia Canada	10,566	10,068	AAA	Netherlands	9,873	8,937
10	Enbridge Inc	10,149	9,564	BBB+	Cayman Islands	9,461	9,461	Non-Government Investments (1)
11	General Motors Co	9,843	9,239	BBB	Japan	5,971	5,450
12	Province of Manitoba Canada	9,288	8,638	A+	Israel	5,661	5,021	AAA	$4,138	$4,184
13	Province of Newfoundland and Labrador	9,151	8,251	A	Mexico	5,609	5,336	AA	19,693	19,166
14	City of Toronto Canada	9,114	8,457	AA	Norway	4,734	4,964	A	69,889	67,099
15	Municipal Finance Authority of British Columbia	8,779	8,296	AAA	Belgium	4,054	3,811	BBB	156,607	146,811
16	Honda Motor Co Ltd	8,102	7,664	A	Emerging Markets (2)	10,804	10,370	Below Investment Grade	19,608	19,539
17	Truist Financial Corp	8,096	7,496	A-	All Other	27,489	26,560	NA	—	—
18	Brookfield Asset Management Inc	8,044	7,299	A-	Total	$304,792	$290,005	Total	$269,936	$256,798
19	General Mills Inc	7,978	7,340	BBB
20	Discovery Inc	7,971	6,972	BBB-
21	Morgan Stanley	7,856	7,347	A+
22	Comcast Corp	7,832	7,283	A-
23	Deere & Co	7,610	7,105	A
24	Booking Holdings Inc	7,563	7,047	A-
25	ConocoPhillips	7,562	6,063	A
	Total	$256,811	$239,199

	% of total fixed income portfolio	9.3%	9.0%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk.
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 16

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2015	2016	2017	2018	2019	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020

Recruits	228,115	262,732	303,867	290,886	282,207	63,223	86,173	72,345	60,466	84,762	133,123

Life-insurance licensed sales force, beginning of period	98,358	106,710	116,827	126,121	130,736	130,736	129,821	129,550	130,871	130,522	130,095
New life-licensed representatives	39,632	44,724	48,535	48,041	44,739	10,065	10,919	12,682	11,073	10,599	12,250
Non-renewal and terminated representatives	(31,280)	(34,607)	(39,241)	(43,426)	(44,953)	(10,980)	(11,190)	(11,361)	(11,422)	(11,026)	(8,188)
Life-insurance licensed sales force, end of period	106,710	116,827	126,121	130,736	130,522	129,821	129,550	130,871	130,522	130,095	134,157

Issued term life policies	260,059	298,244	312,799	301,589	287,809	64,242	78,664	73,434	71,469	71,318	94,044

Issued term life face amount	$79,111	$89,869	$95,635	$95,209	$93,994	$20,925	$25,300	$24,087	$23,682	$23,221	$27,754

Term life face amount in force, beginning of period	$681,927	$693,194	$728,385	$763,831	$781,041	$781,041	$785,552	$796,376	$801,494	$808,262	$804,512
Issued term life face amount	79,111	89,869	95,635	95,209	93,994	20,925	25,300	24,087	23,682	23,221	27,754
Terminated term life face amount	(53,580)	(57,238)	(65,958)	(70,291)	(71,519)	(18,383)	(16,512)	(17,740)	(18,884)	(18,294)	(14,315)
Foreign currency impact, net	(14,263)	2,560	5,769	(7,708)	4,746	1,969	2,036	(1,228)	1,970	(8,676)	4,046
Term life face amount in force, end of period	$693,194	$728,385	$763,831	$781,041	$808,262	$785,552	$796,376	$801,494	$808,262	$804,512	$821,998

Estimated annualized issued term life premium
Premium from new policies	$206.5	$237.9	$255.4	$250.8	$244.8	$54.1	$65.8	$63.1	$61.8	$61.5	$77.7
Additions and increases in premium	42.3	46.4	49.5	55.2	60.2	13.8	15.8	15.1	15.4	15.0	17.8
Total estimated annualized issued term life premium	$248.8	$284.3	$304.9	$306.0	$305.0	$68.0	$81.6	$78.2	$77.2	$76.5	$95.5

Investment & Savings product sales	$5,856.8	$5,594.3	$6,192.2	$7,040.1	$7,533.2	$1,757.0	$1,937.4	$1,855.7	$1,983.0	$2,245.7	$1,686.5

Investment & Savings average client asset values	$48,477	$49,427	$56,791	$61,842	$65,029	$61,451	$64,426	$66,002	$68,236	$66,595	$64,638

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